BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Separate Account QPN for Variable Annuities

Supplement dated December 15, 2022 to the Prospectuses

for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3018, or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for the office that receives general servicing requests and correspondences for your contract will change. Please use the following new contact information:

Brighthouse Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

Please refer to your prospectus for contact information for the office that receives other servicing requests, correspondence and payments, including but not limited to where to send rollover requests, contribution payments, and loan repayments, as applicable.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the prospectus for the following variable annuity contracts:

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Retirement Account	Gold Track Select (with Registered Fixed Account Option)

Fund 11, Fund 14 & Fund 15	Gold Track Select-Select Plans (with Registered Fixed Account Option)

Gold Track	Pioneer Annuistar Plus

Gold Track (with Registered Fixed Account Option)	Scudder Advocate Rewards

Gold Track Select	Universal Annuity

C (SA11_QPN_PRO)

Brighthouse Separate Account QPN for Variable Annuities

Brighthouse Retirement Perspectives (Registered BRP; Unregistered Gold Track; Gold Track VSP)

Unallocated Group Variable Annuity (Registered Blueprint I, Blueprint II, Prime Builder I, Prime Builder II; Gold Track Express)

Brighthouse Retirement Perspectives (Gold Track VSP; Unregistered Gold Track)

Unallocated Group Variable Annuity (Unregistered Blueprint I; Blueprint II; PrimeBuilder I; Primebuilder II; Gold Track Express)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE